UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PATIENT SAFETY TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PATIENT SAFETY TECHNOLOGIES, INC.
100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 15, 2005

     The 2005 Annual Meeting of the Stockholders (the “Annual Meeting”) of Patient Safety Technologies, Inc., a Delaware corporation (f/k/a Franklin Capital Corporation) (the “Company”), will be held on July 15, 2005, at 10:00 a.m., at the Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401 for the following purposes, each of which is described more fully in the accompanying proxy statement:

1. Proposal No. 1: To elect Alice M. Campbell as a Class II Director to hold office for a three-year term expiring in 2008, or until her successor has been duly elected and qualified or until her earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

2. Proposal No. 2: To elect Herbert Langsam as a Class II Director to hold office for a three-year term expiring in 2008, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

3. Proposal No. 3: To ratify the appointment by the Board of Directors of the Company (the “Board”) of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) to serve as independent auditors for the fiscal year ending December 31, 2005; and

4. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board has fixed the close of business on June 19, 2005 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder of record as of the Record Date will be entitled to one vote for each share of Common Stock and one vote for each share of Preferred Stock held on the Record Date.

By Order of the Board of Directors

June 14, 2005	/s/ Milton “Todd” Ault III
Milton “Todd” Ault
Chairman and Chief Executive Officer

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend, please vote your shares using any of the following methods: vote by telephone or the Internet, as described in the instructions in the proxy card; complete, sign and date the proxy card or voting instruction card and return in the prepaid envelope; or vote in person at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

PATIENT SAFETY TECHNOLOGIES, INC.
100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

July 15, 2005

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

      You have been sent this proxy statement and the enclosed proxy card because Patient Safety Technologies, Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting on the proposals described in this proxy statement (the “Proposals”). You are invited to attend the Annual Meeting to vote in person on the Proposals. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card to indicate your vote with respect to each of the Proposals. The Notice of Annual Meeting of Stockholders, this proxy statement and the accompanying proxy cards are first being mailed to stockholders on or about June 14, 2005.

Who can vote at the Annual Meeting?

      Only stockholders of record at the close of business on June 19, 2005 (the “Record Date”) will be entitled to vote at the Annual Meeting. As of the Record Date, there were 5,448,094 shares of Common Stock and 10,950 shares of Preferred Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

      If on the Record Date your shares were registered directly in your name with the Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, the Company encourages you to fill out and return the enclosed proxy card to ensure your representation at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

      If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your brokerage firm, bank, dealer or other similar organization on how to vote the shares in your account. You are also invited to attend the Annual Meeting, as discussed further below. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. Your brokerage firm, bank, dealer or other agent should have provided you a voting instruction card for you to use in directing the stockholder of record how to vote your shares or obtain a proxy allowing you to vote your shares personally.

What am I voting on?

      There are three matters scheduled for a vote at the Annual Meeting:

•
Proposal No. 1: The election of Alice M. Campbell as a Class II Director to hold office for a three-year term expiring in 2008, or until her successor has been duly elected and qualified or until her earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

•
Proposal No. 2: The election of Herbet Langsam as a Class II Director to hold office for a three-year term expiring in 2008, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended;

•
Proposal No. 3: The ratification of the appointment by the Board of Directors of the Company (the “Board”) of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) to serve as independent auditors for the fiscal year ending December 31, 2005; and

•	To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Each of these Proposals, as well as the recommendation of the Board with respect to each of these Proposals, are described in greater detail elsewhere in this proxy statement.

How do I vote?

      Your vote is important. Please sign and return the enclosed proxy card in the enclosed envelope to ensure that your shares are represented at the meeting. You may also vote by telephone or over the Internet. Please refer to the proxy card and other voting instructions included with these proxy materials for more information on the voting methods available to you. If you vote your proxy over the Internet or by telephone, you do NOT need to mail back your proxy card. The procedures for voting are fairly straightforward, as described below.

      With respect to the election of directors, you may either vote “FOR” the nominee proposed by the Board or you may abstain from voting for the nominee specified. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.

Can I vote by telephone or electronically?

      If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

Stockholder of Record: Shares Registered in Your Name

      If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. To vote in person, you need only attend the Annual Meeting, where you will be given a ballot to vote on each of the proposals. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage prepaid envelope provided. If you are a holder of record of Common Stock, you should complete, sign and date the proxy card marked with “Common Stock” in the upper right hand corner. If you are a holder of record of Preferred Stock, you should complete, sign and date the proxy card marked with “Preferred Stock” in the upper right hand corner. If you are a holder of record of both Common Stock and Preferred Stock, you should complete, sign and date both proxy cards. So long as we receive your signed proxy card by the Annual Meeting, your shares will be voted as you have directed on the card.

      Whether or not you plan to attend the Annual Meeting, the Company encourages you to vote by proxy to ensure your representation at the Annual Meeting. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

      If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer, or other similar organization, you should have received a voting instruction card with these proxy materials from that organization. Simply complete and mail the voting instruction card to ensure your representation at the Annual Meeting. Alternatively, you may vote in person at the Annual Meeting. However, to vote in person at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization. Follow the instructions from your brokerage firm, bank, dealer, or other similar organization included with these proxy materials, or contact your brokerage firm, bank, dealer, or other similar organization to request a proxy form.

      If your shares are held in “street name,” you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares only with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of certain self-regulatory organizations, such as the New York Stock Exchange and the American Stock Exchange, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes (which are considered shares for which the brokerage firm, bank, dealer, or other similar organization or nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals).

How many votes do I have?

      On each matter to be voted upon at the Annual Meeting, you have one vote for each share of Common Stock and one vote for each share of Preferred Stock you own as of the Record Date. The Common Stock and Preferred Stock will vote together as a single class with regard to each of the proposals to be considered at the Annual Meeting.

What if I return a proxy card but do not make specific choices?

      If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “FOR” the election of the nominee for director and “FOR” each of the other proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card as your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

      The Company will pay for the entire cost of soliciting proxies. The Company may also reimburse brokerage firms, banks, dealers, or other similar organizations or agents for the cost of forwarding proxy materials to beneficial owners. In addition to these mailed proxy materials, the Company’s directors and officers may also solicit proxies in person, by telephone or by other means of communication; however, directors and officers will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card marked “Common Stock” or “Preferred Stock” in the upper right hand corner, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Can I change my vote after submitting my proxy card?

      You can change your vote by revoking your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card at a later date;
•	You may send a written notice that you are revoking your proxy to the Company’s Corporate Secretary at 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401; or
•	You may attend the Annual Meeting and vote in person in accordance with the procedures specified above. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

      Following the final vote at the Annual Meeting, you may not revoke your proxy or otherwise change your vote.

How are votes counted?

      Votes will be counted by the inspector of election appointed for the Annual Meeting.

How many votes are needed to approve each proposal?

•
Proposal No. 1: Proposal No. 1 (the election of Alice M. Campbell as a Class II Director to hold office for a three-year term expiring in 2008, or until her successor has been duly elected and qualified or until her earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended) will be approved if a plurality of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•
Proposal No. 2: Proposal No. 2 (the election of Herbert Langsam as a Class II Director to hold office for a three-year term expiring in 2008, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended) will be approved if a plurality of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

•
Proposal No. 3: The ratification of the appointment by the Board of Directors of the Company of Rothstein Kass to serve as independent auditors for the fiscal year ending December 31, 2005 will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

      The approval of each proposal described in this proxy statement is independent from the approval of each of the other proposals described in this proxy statement.

What is the quorum requirement?

      A quorum of stockholders is necessary to hold a valid meeting. For purposes of Proposal Nos. 1, 2, and 3, a quorum will be present if at least a majority of the outstanding shares of Common Stock and Preferred Stock are represented by stockholders present at the Annual Meeting or by proxy. As of the Record Date, there were 5,448,094 shares of Common Stock and 10,950 shares of Preferred Stock outstanding and entitled to vote.

      Your shares will be counted towards the quorum only if you submit a valid proxy card or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date upon which a quorum may be obtained.

      Any adjournment may be made with respect to one or more proposals for the Company, but not necessarily for all proposals of the Company. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals.

How can I find out the results of the voting at the Annual Meeting?

      Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published promptly after certification in a press release or current report on Form 8-K, as well as in the Company’s Form 10-Q for the quarter ending September 30, 2005.

REASONS FOR THE ANNUAL MEETING

      The Annual Meeting is being held in order to vote on several important proposals. Each proposal that will be presented at the Annual Meeting is described in greater detail below.

PROPOSAL NOS. 1 AND 2
ELECTION OF CLASS II DIRECTORS

Background

      Pursuant to the Company’s Amended and Restated Certificate of Incorporation and its Bylaws, the number of directors constituting the Board shall be fixed from time to time by resolution passed by a majority of the Board. The number of directors on the Board is currently fixed at five. Directors are elected by class for a staggered term of three years for each class, with the term of office of one class of directors expiring each year. Directors serve until their successors are elected and qualified. No current disagreement exists between the Company and any of the current members of the Board regarding the operations, policies or practices of the Company.

      Class II Director, Alice M. Campbell, has been nominated for re-election to the Board for a three-year term expiring in 2008. Ms. Campbell was recently appointed to fill an open directorship vacated by the former directors of the Board on October 22, 2004. No person being nominated as a Class II Director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

      Class II Director, Herbert Langsam, has been nominated for re-election to the Board for a three-year term expiring in 2008. Mr. Langsam was recently appointed to fill an open directorship vacated by the former directors of the Board on October 22, 2004. No person being nominated as a Class II Director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Information Regarding the Company’s Directors and Nominees

      The names and certain information concerning the current directors and the persons nominated by the Board to be elected as Class II Directors of the Company at the Annual Meeting are set forth below. All shares represented by the proxies will be voted “FOR” the election to the Board of the nominees named below unless authority to vote for the nominees has been withheld in the proxy. Although the nominees have consented to serve as directors if elected, and the Board has no reason to believe that the nominees will be unable to serve as directors, if the nominees withdraw or otherwise become unavailable to serve, shares represented by the proxies will be voted “FOR” any substitute nominees designated by the Board.

      The following table sets forth certain information regarding the Company’s current directors whose terms of office will continue after the Annual Meeting and the nominees for election to the Board at the Annual Meeting.

Current Directors

Name and Year First Elected Director	Age	Background Information
Milton “Todd” Ault III — Class III Director (2004)	35
Milton “Todd” Ault III is the Chairman and Chief Executive Officer of the Company and has served as a director of the Company since June 23, 2004. Mr. Ault was appointed chief executive officer of Digicorp (OTCBB: DGCO) on April 26, 2005. Mr. Ault was appointed as a director and interim chief executive officer of IPEX, Inc. (OTCBB: IPEX) on May 26, 2005. In addition, Mr. Ault is the co-founder, chief investment officer and managing member of Ault Glazer & Company Investment Management LLC (“Ault Glazer”). Prior to co-founding Ault Glazer in 1998, Mr. Ault served as a portfolio manager and regional institutional financial advisor for Prudential Securities. Mr. Ault has also previously served as an institutional account executive for Dean Witter Reynolds. Until December 31, 2004, Mr. Ault was a registered representative of Strome Securities, L.P. (“Strome”).

Name and Year First Elected Director	Age	Background Information
Louis Glazer, M.D., Ph.G. — Class III Director (2004)	73
Louis Glazer, M.D., Ph.G. is the Chief Health and Science Officer of Patient Safety Consulting Group, LLC (f/k/a Franklin Medical Products, LLC) (a wholly-owned subsidiary of the Company) and has served as a Class III Director of the Company since October 22, 2004. Dr. Glazer also currently serves as a member of Ault Glazer’s advisory board and as an independent biotechnology and medical consultant. Until 2002, Dr. Glazer served as the chief anesthesiologist and medical director for the Vitreo-Retinal Clinic in Memphis, Tennessee. Prior to that, Dr. Glazer taught obstetrics anesthesia at the University of Tennessee, while practicing anesthesiology at Baptist East Hospital, Methodist Hospital, St. Francis Hospital and Baptist Memorial Hospital in Memphis, Tennessee. Dr. Glazer was also responsible for establishing anesthesia programs at Baptist Memorial Hospital and Methodist Hospital South in Memphis, Tennessee. Dr. Glazer received his B.S. in pharmacy from the University of Oklahoma and his M.D. from the University of Bologna School of Medicine in Italy.

Brigadier General (Ret.) Lytle Brown III — Class I Director (2005)	72
Brigadier General (Ret.) Lytle Brown III has served as a Class I Director of the Company since October 22, 2004. Mr. Brown also currently serves as a senior tax professional with H&R Block Inc., in Nashville, Tennessee. Mr. Brown also owns and manages Marmatic Enterprises, a private company in Nashville, Tennessee that manages and invests in residential real estate principally in Tennessee and Florida. Mr. Brown is a former partner and executive vice president of Hart Freeland Roberts, Inc., one of the largest architectural engineering firms in Tennessee. Mr. Brown previously served as the head of the United States Army Corps of Engineers from 1984 to 1988, during which time he acted as commander of all engineering in Tennessee, as well as engineering units in Louisiana and Mississippi. Mr. Brown received his B.S. in engineering from Vanderbilt University and his J.D. from the Nashville School of Law.

Nominees for Director

Name and Year First Elected Director	Age	Background Information
Alice Campbell — Class II Director (2004)	55
Alice M. Campbell has served as a Class II Director of the Company since October 22, 2004 and is a current nominee for reelection as a Class II Director. Ms. Campbell also currently serves as an investigator and consultant, specializing in research and litigation services, financial investigations and computer forensics, for major companies and law firms throughout the United States. Ms. Campbell is a certified fraud specialist, as well as a certified instructor for the Regional Training Center of the United States Internal Revenue Service (the “IRS”) and for the National Business Institute. Previously, Ms. Campbell served as a special agent for the United States Treasury Department where she conducted criminal investigations and worked closely with the United States Attorney’s Office and with several federal agencies, including the IRS, Federal Bureau of Investigation, Secret Service, Customs Service, State Department, Drug Enforcement Agency, Bureau of Alcohol, Tobacco and Firearms and U.S. Postal Service. Ms. Campbell received her B.A. from the University of North Carolina, Chapel Hill and has attended various specialized schools dealing with financial matters.

Name and Year First Elected Director	Age	Background Information
Herbert Langsam — Class II Director (2004)	73
Herbert Langsam has served as a Class II Director of the Company since October 22, 2004 and is a current nominee for reelection as a Class II Director. Mr. Langsam also currently serves as president of Medicare Recoveries, Inc., a private company located in Oklahoma City, Oklahoma focused on providing Medicare claims and recovery services. Mr. Langsam serves as a member of the board of trustees for the Geriatric Research Drug Therapy Institute and as an adjunct professor at the University of Oklahoma Pharmacy School. Previously, Mr. Langsam was the founder, president and chief executive officer of Langsam Health Services, a conglomerate of health care companies that serviced 17,000 long-term care residents, that was acquired by Omnicare, Inc. in 1991. Mr. Langsam also served as the vice president of pharmacy services for Omnicare, Inc. following its acquisition of Langsam Health Services. Mr. Langsam received his B.S. in pharmacy from the University of Oklahoma.

      Certain family relationships exist among the directors and/or executive officers of the Company. Specifically, Lynne Silverstein, the President and Secretary of the Company, is the stepdaughter of Louis Glazer. Louis Glazer is the Chief Health and Science Officer of Patient Safety Consulting Group, LLC (f/k/a Franklin Medical Products, LLC) (a wholly-owned subsidiary of the Company) and a Class III Director of the Company.

Vote Required; Board Recommendation

      Proposal No. 1 (the election of Alice M. Campbell as a Class II Director to hold office for a three-year term expiring in 2008, or until her successor has been duly elected and qualified or until her earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended) will be approved if a plurality of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of the nominee described in this Proposal No. 1.

      Proposal No. 2 (the election of Herbert Langsam as a Class II Director to hold office for a three-year term expiring in 2008, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended) will be approved if a plurality of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of the nominee described in this Proposal No. 2.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

      As previously reported in the current report on Form 8-K filed by the Company with the SEC on July 9, 2004, Ernst & Young LLP (“E&Y”) informed the Company on July 6, 2004 that, due to economic reasons, E&Y would not stand for re-election as the Company’s independent accountants for the year ending December 31, 2004 and that the client-auditor relationship between the Company and E&Y would cease upon the filing of the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2004. E&Y’s report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      As a result of E&Y’s resignation, on October 28, 2004, the Company, upon the approval and recommendation of the Audit Committee (which consisted solely of directors who are not “interested persons” of the Company), engaged Rothstein Kass to serve as the Company’s independent accountants for the fiscal year ended December 31, 2004. Prior to this engagement, Rothstein Kass had not performed any services on behalf of the Company or been consulted in respect of the Company during the Company’s two most recent fiscal years or any subsequent interim period. Rothstein Kass has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries. The engagement of Rothstein Kass to serve as the Company’s independent accountants for the fiscal year ended December 31, 2004 was ratified by the Company’s stockholders on March 30, 2005.

On May 27, 2005, upon the approval and recommendation of the Audit Committee, consisting solely of directors who are not interested persons, the Company engaged Rothstein Kass to serve as the Company’s independent accountants for the fiscal year ending December 31, 2005.

      The Company expects that a representative of Rothstein Kass will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.

      Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of Rothstein Kass as the independent public accountants of the Company.

Vote Required; Board Recommendation

      Proposal No. 3 (the ratification of the appointment by the Board of Rothstein Kass to serve as independent auditors for the fiscal year ending December 31, 2005) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class, vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. The Board unanimously recommends that you vote all of your shares “FOR” the ratification of Rothstein Kass as independent public accountants as described in this Proposal No. 3.

Fees Paid to Independent Public Accountants for 2004 (1) and 2003

      The following are aggregate fees billed to the Company by its independent auditors for work performed in 2004 and 2003:

	Fiscal Year Ended December 31, 2004 (1)	Fiscal Year Ended December 31, 2003 (2)
Audit Fees	$85,000	$89,500
Audit-Related Fees	$55,600	$—
Tax Fees	$—	$—
All Other Fees	—	$7,500

Total Fees	$140,600	$97,000

(1)
Information regarding the fees paid by the Company for the year ended 2004 are based on services provided by E&Y from 1/1/04 to 8/13/04 and services provided by Rothstein Kass from 10/28/04 to 12/31/04. The amounts paid or attributable to E&Y for Audit Fees and Audit-Related Fees during 2004 were approximately $55,000 and $55,600, respectively. The amounts paid or attributable to Rothstein Kass for Audit Fees and Audit-Related Fees during 2004 were approximately $30,000 and $0, respectively.

(2)	Information regarding the fees paid by the Company for the Fiscal Year Ended 2003 are for services provided only by E&Y.

      Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent accountants in connection with statutory and regulatory filings.

      Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

      Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

      All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

      As of September 23, 2004, the members of the Company’s Audit Committee consisted of Irving Levine (Chairman) and Laurence Foster. Effective October 22, 2004, Messrs. Levine and Foster were replaced on the Audit Committee by Alice Campbell, Herbert Langsam, and Lytle Brown III.

      The following is the Audit Committee Report (the “Report”) approved for inclusion in the Company’s definitive proxy statement filed with the SEC on June 14, 2005:

The Report

      The Audit Committee reviewed and discussed with management Patient Safety Technologies’ audited financial statements as of and for the year ended December 31, 2004. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      The Audit Committee’s responsibilities are set forth in the Amended & Restated Charter of the Audit Committee adopted by the Board, which was filed as an Appendix to Patient Safety Technologies’ proxy statement for its 2004 Annual Meeting of Stockholders, held March 30, 2005. Each of the members of the Audit Committee qualifies as an “independent” director under the applicable listing standards of AMEX.

      The Audit Committee received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the accountants the accountants’ independence. The Audit Committee considered whether the provisions of non-financial audit services were compatible with the independence of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) in performing financial audit services.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in Patient Safety Technologies’ annual report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

Submitted by the Audit Committee:
Alice Campbell
Herbert Langsam
Lytle Brown

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information regarding the beneficial ownership of the Common Stock and Preferred Stock as of April 30, 2005 by: (i) each current director and nominee for director; (ii) all executive officers and current directors of the Company as a group; and (iii) all stockholders known by the Company to be beneficial owners of more than five percent of the outstanding shares of Common Stock or Preferred Stock. The information in this table is based solely on a review by the Company of its capital stock transfer records and on publicly available filings made with the SEC by or on behalf of the stockholders listed below.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percent of Class	Number of Shares of Preferred Stock	Percent of Class
Ault Glazer & Company Investment Management LLC 100 Wilshire Boulevard Santa Monica, California 90401	1,430,700 (1)	26.3%	10,750 (2)	98.2%

Melanie Glazer 100 Wilshire Boulevard Santa Monica, California 90401	1,491,365 (3) (10)	27.4%	10,750 (2)	98.2%

Steven Bodnar & Bodnar Capital Management LLC 680 Old Academy Road Fairfield, CT 06824	843,750 (4)	15.5%	---	---

Brian Stewart 222 Seventh Street, No. 105 Santa Monica, California 90402	285,000 (5)	5.2%	---	---

Dr. William Stewart 222 Seventh Street, No. 105 Santa Monica, California 90402	285,000 (5)	5.2%	---	---

Milton “Todd” Ault III 100 Wilshire Boulevard Santa Monica, California 90402	1,497,800 (6) (11)	27.5%	10,750 (2)	98.2%

Louis Glazer, M.D., Ph.G 100 Wilshire Boulevard Santa Monica, California 90402	1,490,700 (7) (11)	27.4%	10,750 (2)	98.2%

Brigadier General (Ret.) Lytle Brown III 1601 Ardenwood Court Nashville, Tennessee 37215	21,750 (12)	*	---	---

Herbert Langsam 5300 Wisteria Drive Oklahoma City, Oklahoma 73142	33,750 (12)	*	---	---

Alice Campbell 1211 Ridgeway Road, # 130 Memphis, Tennessee 38119	30,300 (9) (12)	*	---	---

Lynne Silverstein 100 Wilshire Boulevard Santa Monica, California 90401	1,460,700 (8) (10)	26.8%	10,750	98.2%

All current officers and directors as a group (6 persons)	1,730,965	31.8%	10,750	98.2%

* Represents less than 1%
(1)
Includes 1,430,700 shares beneficially owned by Ault Glazer. Pursuant to Amendment No. 10 to the Schedule 13D jointly filed by Ault, Ault Glazer and the Glazers on January 21, 2005 (the “Ault Glazer 13D”) pursuant to which Ault Glazer, Ault, Silverstein, and the Glazers have all reported beneficial ownership of these 1,430,700 shares of Common Stock. The 1,430,700 of the shares reported above include 241,875 shares of Common Stock issuable upon conversion of the 10,750 shares of Preferred Stock. According to the Ault Glazer 13D: (i) Ault Glazer’s beneficial ownership of these shares of Common Stock is direct as a result of Ault Glazer’s discretionary authority to buy, sell and vote such shares of Common Stock for its investment fund clients; (ii) Ault’s beneficial ownership of these shares of Common Stock is indirect as a result of Ault’s control of Ault Glazer; (iii) Silverstein’s beneficial ownership of these shares of Common Stock is indirect as a result of Silverstein’s control of Ault Glazer; and (iv) the Glazers have reported beneficial ownership of these shares of Common Stock because, as a result of certain relationships they may be deemed to be members, together with Ault Glazer, Ault and Silverstein, of a group that beneficially owns such shares of Common Stock. Also includes 340,404 shares beneficially owned by Zealous Partners, L.L.C., and 713,550 shares beneficially owned by Zodiac Investments, L.P.

(2)
Consists of: (i) 1,500 shares beneficially owned by Zodiac Investment Partners, L.P.; (ii) 2,600 shares beneficially owned by Zealous Partners, L.L.C.; and (iii) an aggregate of 6,650 shares beneficially owned by six separate trust accounts for which Melanie Glazer acts as trustee. Pursuant to the Ault Glazer 13D, Ault Glazer, Ault, Silverstein, and the Glazers have reported beneficial ownership of these shares of Preferred Stock because, as a result of certain relationships they may be deemed to be members, of a group that beneficially owns such shares of Preferred Stock.

(3)
Consists of: (i) 32,444 shares of Common Stock owned directly by Melanie Glazer; (ii) 1,430,700 shares described in footnote 1 above; and (iii) warrants exercisable to purchase 10,221 shares of common stock.

(4)
Pursuant to the Schedule 13D filed by Steven Bodnar on December 17, 2004, Bodnar Capital Management LLC (“BCM”) owns 562,500 shares of Common Stock and warrants exercisable to purchase 281,250 shares of Common Stock. Mr. Bodnar has the power to vote and direct the disposition of all shares of Common Stock owned by BCM.

(5)
The shares listed above are being reported by the Company in connection with its acquisition of SurgiCount. On February 25, 2005, the Company closed this acquisition and issued 600,000 shares of Common Stock, of which 30,000 shares of Common Stock will be held in escrow until August 2005. In addition, if certain milestones are satisfied, the Company will issue up to an additional 100,002 shares of Common Stock.

(6)
Consists of: (i) 29,900 shares of Common Stock owned directly by Mr. Ault; (ii) 1,430,700 shares described in footnote 1 above; and (iii) 1,200 shares owned indirectly through Mr. Ault’s spouse and children.

(7)	Consists of: (i) 24,000 shares of Common Stock owned directly by Dr. Glazer; and (ii) 1,430,700 shares described in footnote 1 above.
(8)	Consists of: (i) 12,000 shares of Common Stock owned directly by Ms. Silverstein; and (ii) 1,430,700 shares described in footnote 1 above.
(9)	Includes 3,300 shares that Ms. Campbell beneficially owns by virtue of her minority ownership interest in Zealous Partners, L.L.C., a private investment fund managed by Ault Glazer.
(10)	Includes 18,000 options with an exercise price of $5.27 per share that expire on March 30, 2015.
(11)	Includes 36,000 options with an exercise price of $5.27 per share that expire on March 30, 2015.
(12)	Includes 9,750 options with an exercise price of $5.27 per share that expire on March 30, 2015.

Information Regarding the Board and its Committees

      Listing standards for the AMEX require that a majority of the members of the Board qualify as “independent” as defined by AMEX rules and as affirmatively determined by the Board. From time to time, the Board consults with the Company’s outside legal counsel to ensure that the Board’s determinations of its independence are consistent with all relevant securities and other laws and regulations regarding the definition of “independence,” including those set forth in pertinent listing standards of AMEX, as in effect time to time.

      Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the current members of the Board, other than Mr. Ault and Dr. Louis Glazer, are independent directors of the Company within the meaning of the AMEX listing standards.

      With the exception of Stephen L. Brown, Louis Glazer, Lytle Brown III, Herbert Langsam, and Alice Campbell, each member of the Board received director’s fees of $500 per meeting for 2004. Milton “Todd” Ault III received one payment of $500 for his attendance at a meeting of directors held in 2004. For the year ended December 31, 2004, the Company reimbursed directors for travel expenses incurred in connection with the performance of their duties.

      The Board met eleven times during the fiscal year ended December 31, 2004. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served that were held during the period for which he or she was a director or committee member, respectively. Furthermore, it is the Company’s policy to invite, but not require, each of its directors and director nominees to attend the Company’s annual meeting of stockholders.

      The Board has three committees: an Audit Committee, an Executive Committee and a Compensation Committee. The Audit Committee and Compensation Committee operate pursuant to a committee charter. The charter of each committee is available without charge, upon a written request mailed to: c/o Corporate Secretary, Patient Safety Technologies, Inc., 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401.

      The following table provides membership and meeting information for 2004 for each of the Board’s committees:

Name	Audit	Executive	Compensation
Stephen L. Brown(1)		X
Irving Levine(1)	X*	X	X*
David T. Lender(1)			X
Laurence Foster(1)	X
Milton “Todd” Ault III(2)
Louis Glazer, M.D., Ph.G.(3)
Brigadier General (Ret.) Lytle Brown III(3)	X		X
Herbert Langsam(3)	X		X*
Alice Campbell(3)	X*		X
Total meetings in fiscal year 2004	3	0	0
* Committee Chairperson.
X Denotes committee member.
(1)	Stephen Brown, Irving Levine, David Lender and Laurence Foster were replaced on the Board and the respective committees listed above at the Special Meeting.
(2)	Milton “Todd” Ault III was appointed to serve on the Board as of June 23, 2004. Ault does not currently serve on any committees of the Board.
(3)	Louis Glazer, Gen. Lytle Brown, Herbert Langsam and Alice Campbell were elected to the Board at the Special Meeting and were also appointed as members of the respective committees listed above.

      Below is a description of each committee of the Board. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. Each of the committees described below has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

      The Audit Committee operates pursuant to an Amended and Restated Charter of the Audit Committee, which sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to oversee and monitor the Company’s accounting and reporting processes and the audits of the Company’s financial statements. The Audit Committee met three times during 2004.

      The Audit Committee is presently composed of three persons, including Messrs. Herbert Langsam and Lytle Brown III and Ms. Alice Campbell, each of whom are considered independent under the rules promulgated by the AMEX and under Rule 10A-3 under the Exchange Act, and each of whom is financially literate as required by the rules of AMEX. Ms. Campbell serves as the Chairman of the Audit Committee. The Board has determined that Ms. Campbell is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the Exchange Act, and “financially sophisticated” as defined by the rules of AMEX. Ms. Campbell meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

      Messrs. Levine and Foster were replaced as members of the Audit Committee on October 22, 2004.

Executive Committee

      The Executive Committee has and may exercise those rights, powers, and authority that the Board from time to time grants to it, except where action by the Board is required by statute, an order of the SEC, or the Company’s charter or bylaws. Messrs. Brown and Levine were members of the Executive Committee until October 22, 2004. The Company has not yet appointed replacement members to Executive Committee. The Executive Committee met zero times during 2004.

Compensation Committee

      The Compensation Committee operates pursuant to an Amended and Restated Charter of the Compensation Committee. The Compensation Committee determines and recommends to the Board the compensation to be paid the Company’s executive officers and also reviews the amount of salary and bonus for each of the Company’s other officers and employees. In addition, the Compensation Committee determines and recommends to the Board the amount of stock option grants to be issued to the Company’s officers and directors under the Company’s existing Stock Incentive Plan and/or Non-Statutory Stock Option Plan, respectively and will determine individual performance awards for such participants.

      The Compensation Committee members currently are Messrs. Herbert Langsam and Lytle Brown III and Ms. Alice Campbell, each of whom is “independent” for purposes of the AMEX rules. Each member of the Compensation Committee is a “non-employee director” for purposes of Rule 16b-3 under Section 16 of the Exchange Act. Mr. Langsam serves as the Chairman of the Compensation Committee. None of these individuals is a present or former officer or employee of the Company. Messrs. Levine and Lender were replaced as members of the Compensation Committee on October 22, 2004.

Compensation Committee Interlocks and Insider Participation

      During the last fiscal year, no executive officer of the Company served either as: (1) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; (2) a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; or (3) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Nomination of Directors

      The Company currently does not have a separate nominating committee of the Board. Instead, all of the independent directors participate in the consideration of potential nominations for election to the Board. The Board believes that this approach is appropriate because, given the relatively small size of the Board, the independent directors are capable of evaluating potential nominees and reaching an agreement with respect to whom will be nominated.

      To fulfill its responsibility to recruit and recommend to the stockholders nominees for election as directors, the Board reviews, on an annual basis, the appropriate skills and characteristics required of directors in the context of the current make-up of the Board. This assessment of nominees is based upon various criteria, including their integrity, independence, accomplishments, prior or current association with institutions noted for their excellence, ability to exercise sound business judgment, demonstrated leadership ability, breadth and knowledge about issues affecting the Company, and background and experience in areas important to the operation of the Company.

      In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation and quality of performance. Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. In identifying potential new director candidates, the Board seeks recommendations from members of the Board, members of management, and stockholders. The Board may also, if necessary or appropriate, retain a professional search firm in order to assist it in these efforts.

      The Board considers recommendations for Board candidates submitted by stockholders using the same criteria (described above) that it applies to recommendations from directors and members of management. In order to be considered, a recommendation from a stockholder must be received by the Board no later than the 120th calendar day before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders and must include the stockholder’s name and contact information, the candidate’s name and contact information, a description of any relationship between the stockholder and the candidate, a description of the candidate’s qualifications, and a signed statement from the candidate that he or she is willing and able to serve on the Board. Stockholders must submit recommendations in writing to the Board at c/o Corporate Secretary, Patient Safety Technologies, Inc., 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401.

      After consideration, and consistent with the Board’s policies described above, all of the members of the Board recommended and unanimously approved the nomination of Alice M. Campbell and Herbert Langsam for reelection as a Class II Director at the Annual Meeting.

Information Regarding the Company’s Directors, Nominees for Director and Officers

      Certain information, as of April 30, 2005, with respect to each of the directors as well as the nominees for election as Class II Director at the Annual Meeting, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each director or nominee holds, and the year in which each nominee or person became a director or officer of the Company.

Name	Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director
Milton “Todd” Ault III (1) (8)	35	Chairman, Class III Director and Chief Executive Officer	Term of one year; served as Chairman and CEO since October 22, 2004 and as director since June 23, 2004	Member and investment adviser of Ault Glazer (2)	None
Louis Glazer, M.D., Ph.G (3) (8)	73	Class III Director	Served as director since October 22, 2004 and Chief Health and Science Officer of Patient Safety Consulting Group, LLC since January 1, 2005	Member of Ault Glazer (2); independent medical and biotechnology consultant	None
Brigadier General (Ret.) Lytle Brown III (3) (6)	72	Class I Director	Served since October 22, 2004	Owner and manager of Marmatic Enterprises (4); senior tax professional for H&R Block Inc.	None
Herbert Langsam (3) (7)	73	Class II Director	Served since October 22, 2004	President of Medicare Recoveries, Inc. (5)	None
Alice Campbell (3) (7)	55	Class II Director	Served since October 22, 2004	Independent private investigator/ consultant	None
Lynne Silverstein (1)	33	President and Secretary	Served since October 22, 2004	CEO, Director of Operations and Member of Ault Glazer (2)	None

(1)
On October 22, 2004, Stephen L. Brown, resigned from his positions as the Company’s Chairman and Chief Executive Officer. Similarly, Hiram M. Lazar also resigned from his positions as the Company’s Chief Financial Officer and Secretary. To fill the vacancies created by these resignations, the newly elected Board (consisting of Louis Glazer, Alice Campbell, Herbert Langsam, and Lytle Brown III) appointed Milton “Todd” Ault III to serve as the Company’s Chairman and Chief Executive Officer and Lynne Silverstein to serve as the Company’s President and Secretary.

(2)	Ault Glazer is a private investment management firm headquartered in Santa Monica, California that manages individual client accounts and private investment funds.
(3)	On October 22, 2004, Irving Levine, David T. Lender and Laurence Foster were replaced as directors of the Company by Lytle Brown, Herbert Langsam, Alice Campbell, and Louis Glazer.
(4)	Marmatic Enterprises is a private company located in Nashville, Tennessee that holds, buys, sells, rents and repairs residential real estate.
(5)	Medicare Recoveries, Inc. is a private company located in Oklahoma City, Oklahoma which provides Medicare claims and recovery services.
(6)	Class I Director — Term Expiring 2007.
(7)	Class II Director — nominee up for re-election — Term Expiring 2008.
(8)	Class III Director — Term Expiring 2006.

Dollar Range of Equity Securities

      The following table sets forth the dollar range of Common Stock beneficially owned by each of the Company’s current directors and nominees for director as of December 31, 2004:

Name of Director or Nominee	Dollar Range of Equity Securities (1) (2)
Milton “Todd” Ault III (3)	$10,001 - $50,000
Louis Glazer, M.D., Ph.G. (3)	over $100,000
Brigadier General (Ret.) Lytle Brown III (3)	$10,001 - $50,000
Herb Langsam (3)	$10,001 - $50,000
Alice Campbell (3)	$10,001 - $50,000

(1)	Pursuant to Instruction 2 of Item 22(b)(5) of Schedule 14A, beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)
The Company has not provided information with respect to the aggregate dollar range of equity securities in all funds overseen by each director or nominee for director named above because the Company is not part of any family of investment companies.

(3)	Ault became a director on June 23, 2004. Louis Glazer, Gen. Lytle Brown, Herbert Langsam, and Alice Campbell became directors on October 22, 2004.

Compensation Table

The following table sets forth information concerning the annual and long-term compensation of the Company’s Chief Executive Officer and the named executive officers, for services as executive officers for the fiscal years ended December 31, 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE
					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($)
Stephen L. Brown (1)	2004	$350,000	$7,500	$4,869	---	---	---	$250,000
Chief Executive Officer	2003	$427,000	---	---	---	---	---	---
	2002	$450,000	---	---	---	---	---	---

Hiram M. Lazar (2)	2004	$25,000	$13,750	---	---	---	---	---
Chief Financial Officer	2003	$163,750	---	---	---	---	---	---
	2002	$133,750	---	---	---	---	---	---

Milton “Todd” Ault III (3)	2004	---	---	---	---	---	---	$500
Chief Executive Officer	2003	---	---	---	---	---	---	---
	2002	---	---	---	---	---	---	---
(1)	Mr. Brown resigned from his position as Chief Executive Officer on October 22, 2004.
(2)	Mr. Lazar resigned from his position as Chief Financial Officer on October 22, 2004.
(3)	Mr. Ault was hired as Chairman and Chief Executive Officer of the Company on October 22, 2004.

Securities Authorized for Issuance Under Equity Compensation Plans

      On December 31, 2004, there were 1,875 (5,625 post 3:1 forward stock split) options to purchase Common Stock outstanding and 18,750 (56,250 post 3:1 forward stock split) options available for future issuance. The following table summarizes information about the options, warrants and rights and other equity compensation under the Company’s equity compensation plans as of December 31, 2004. The numbers in the below chart have been adjusted to account for a 3:1 forward stock split that was effective April 5, 2005.

The following table shows information with respect to each equity compensation plan under which the Company's common stock is authorized for issuance as of the fiscal year ended December 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders *	5,625	$4.67	56,250

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	5,625	$4.67	56,250
* Includes options to purchase shares of Common Stock under the following stockholder approved plans: the Stock Incentive Plan and the Non-Statutory Stock Option Plan, which were both approved on September 9, 1997.

Option Grants in the Last Fiscal Year

      There were 26,250 (78,750 post 3:1 forward stock split) options granted during the fiscal year ended December 31, 2004.

Executive Officers

      The executive officers of the Company are Milton “Todd” Ault III, who serves as the Company’s Chairman and Chief Executive Officer; Lynne Silverstein, who serves as the Company’s President and Secretary; Louis Glazer, who serves as the Chief Health and Science Officer of Patient Safety Consulting Group, LLC (f/k/a Franklin Medical Products, LLC); and Melanie Glazer who serves as the Manager of Franklin Capital Properties, LLC. The Company is currently evaluating candidates for the position of Chief Financial Officer.

Milton “Todd” Ault III

      Mr. Ault, age 35, currently serves as the Chairman and Chief Executive Officer of the Company and has served as a director of the Company since June 23, 2004. Mr. Ault was appointed chief executive officer of Digicorp (OTCBB: DGCO) on April 26, 2005. Mr. Ault was appointed as a director and interim chief executive officer of IPEX, Inc. (OTCBB: IPEX) on May 26, 2005. Mr. Ault also is the co-founder, in 1998, the controlling and managing member and chief investment officer of Ault Glazer, a private investment management firm headquartered in Santa Monica, California that manages approximately $20 million in individual client accounts and private investment funds. Prior to founding Ault Glazer, Mr. Ault served as a portfolio manager and regional institutional financial advisor for Prudential Securities. Mr. Ault has also previously served as an institutional account executive for Dean Witter Reynolds. Until December 31, 2004, Mr. Ault was a registered representative of Strome Securities, L.P.

Lynne Silverstein

      Ms. Silverstein, age 34, currently serves as the President and Secretary of the Company. Ms. Silverstein was appointed secretary of Digicorp (OTCBB: DGCO) on April 26, 2005. She has been Chief Executive Officer of Ault Glazer since October 2003. Prior thereto, she was Director of Operations since January 2001, having joined Ault Glazer in January 1999 as a Manager. From February 1996 to October 1998 she was employed by STV Communications, a media content and preview kiosk company, serving as Marketing Director since February 1998. Ms. Silverstein received her B.S. in Communications from the University of Miami.

Louis Glazer

      Dr. Glazer, age 73, currently serves as the Chief Health and Science Officer of Patient Safety Consulting Group, LLC (f/k/a Franklin Medical Products, LLC) (a wholly owned subsidiary of the Company) and has served as a Class I Director of the Company since October 22, 2004. Dr. Glazer also currently serves as a member of Ault Glazer’s advisory board and as an independent biotechnology and medical consultant. Until 2002, Dr. Glazer served as the chief anesthesiologist and medical director for the Vitreo-Retinal Clinic in Memphis, Tennessee. Prior to that, Dr. Glazer taught obstetrics anesthesia at the University of Tennessee, while practicing anesthesiology at Baptist East Hospital, Methodist Hospital, St. Francis Hospital and Baptist Memorial Hospital in Memphis, Tennessee. Dr. Glazer was also responsible for establishing anesthesia programs at Baptist Memorial Hospital and Methodist Hospital South in Memphis, Tennessee. Dr. Glazer received his B.S. in pharmacy from the University of Oklahoma and his M.D. from the University of Bologna, School of Medicine in Italy.

Melanie Glazer

      Mrs. Glazer, age 63, currently serves as the Manager of Franklin Capital Properties, LLC (a subsidiary of Company). On December 30, 2004, Mrs. Glazer was appointed a director and chairman of the board of directors of Digicorp. Mrs. Glazer co-founded Ault Glazer in 1998 and serves as a Banking/ Special Situations Analyst. Mrs. Glazer began her career in banking in 1976 as Officer of United American Bank, responsible for business development, government relations and public relations. From 1978 to 1985 she was Vice President of Investors Savings & Loan Association in Nashville, Tennessee, where she managed a branch office and was responsible for business development, advertising for all offices, public relations, and was in charge of the savings incentive program. Mrs. Glazer joined Dobson & Johnson, Inc. in 1986, where she was a Real Estate Broker. In 1989, Mrs. Glazer established her own Realty company, Morris Glazer Realty, which she ran successfully until 2003. Ms. Glazer received her B.A. in History in 1964 from George Peabody College, part of Vanderbilt University.

Employment Contracts and Termination and Change of Control Arrangements

      The Company has not yet entered into employment agreements with any of its key executives but plans to do so in the future. Neither Mr. Ault (as Chairman and Chief Executive Officer), Ms. Silverstein (as President and Secretary), Dr. Louis Glazer (as Chief Health and Science Officer of Patient Safety Consulting Group, LLC (f/k/a Franklin Medical Products, LLC)) nor Ms. Melanie Glazer (as Manager of Franklin Capital Properties, LLC) currently receive any compensation for their services to the Company or its wholly-owned subsidiaries. The Compensation Committee will consider, consistent with its duties, compensation agreements to be entered into with such parties.

      There is no current compensation plan or arrangement with respect to any current executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual’s employment with the Company. Further, there is no current plan or arrangement with respect to any such persons, which will result from a change in control of the Company or a change in the individual’s responsibilities following a change in control. The Compensation Committee will consider, consistent with its duties, the terms of any such agreements, plans or arrangements.

      The Company previously had a termination agreement and change in control arrangement with respect to former executive officer Stephen L. Brown.

Consulting Agreement

      On December 10, 2004, the Company entered into a consulting agreement with William Horne (the “Horne Consulting Agreement”). The Horne Consulting Agreement provides that Mr. Horne will serve as a consultant to the Company on financial and accounting related matters of the Company. The term of the agreement is month-to-month. Pursuant to the terms of the Horne Consulting Agreement, Mr. Horne is entitled to receive a monthly consulting fee of approximately $4,200, which the Board may increase at its discretion from time to time. The Board may also award options to Mr. Horne in the future, subject to applicable laws.

Indemnification Agreements

      There are no indemnification agreements known to management which have been entered into by the Company.

Certain Relationships and Related Party Transactions

      Certain of the Company’s officers, directors and/or their family members have existing responsibilities and, in the future, may have additional responsibilities, to act and/or provide services as executive officers, directors, owners and/ or managers of Ault Glazer. Accordingly, certain conflicts of interest between the Company and Ault Glazer may occur from time to time. The Company will attempt to resolve any such conflicts of interest in its favor. The officers and directors of the Company are accountable to the Company and to its stockholders as fiduciaries, which requires that the officers and directors exercise good faith and integrity in handling the Company’s affairs.

      The Board does not believe that the Company has any conflicts of interest with the business of Ault Glazer, other than Mr. Ault’s, Ms. Silverstein’s, and the Glazers’ responsibility to provide certain management and administrative services to Ault Glazer and its clients from time-to-time. However, subject to applicable law, the Company may engage in transactions with Ault Glazer and related parties in the future. These related party transactions may raise conflicts of interest and, although the Company does not have a formal policy to address such conflicts of interest, the Audit Committee intends to evaluate relationships and transactions involving conflicts of interest on a case-by-case basis.

      The Audit Committee will conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions. The Audit Committee intends that any related party transactions will be on terms and conditions no less favorable to the Company than those terms and conditions reasonably obtainable from third parties and in accordance with applicable law.

      As of the date of this proxy statement, Ault Glazer provides the Company with office space, telephone, computer, and internet service, office supplies, and administrative and secretarial support, all without charge. The Company has no obligation to reimburse Ault Glazer for any of these goods and services in the future. In the event that the Company pays for such services in the future, it will do so on market terms approved by the Audit Committee.

      In addition, Strome Securities, L.P. provides the Company with brokerage and execution services. Strome Securities L.P. provides such services to the Company on market terms which have been approved by the Board. Until December 31, 2004, Mr. Ault was a registered representative of Strome Securities, L.P.

Code of Business Conduct and Ethics

      Each executive officer and director as well as every employee of the Company is subject to the Company’s Code of Business Conduct and Ethics. A copy of the Code of Business Conduct and Ethics may be obtained, without charge, upon a written request mailed to: c/o Corporate Secretary, Patient Safety Technologies, 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401.

Stockholder Communications With The Board Of Directors

      A stockholder who wishes to communicate with the Board or with specific individual directors may send written communications by mail addressed to the Board generally, or to such specific director or directors individually, at: c/o Corporate Secretary, Patient Safety Technologies, Inc., 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401. All communications so addressed will be forwarded to the Board or the individual director or directors, as applicable.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Form 4 or 5), of securities of the Company with the SEC. Executive officers, directors and greater than 10% stockholders also are required by the SEC to furnish the Company with copies of all forms that they file pursuant to Section 16(a).

      To the Company’s knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that its executive officers, directors and greater than 10% beneficial owners have complied with the Section 16(a) filing requirements applicable to them for the fiscal year ended December 31, 2004, except that Brown did not timely file two reports on Form 4 covering nine transactions, one transaction and eight transactions respectively in 2004; Laurence Foster did not timely file one report on Form 4 covering three transactions in 2004; Hiram Lazar did not timely file one report on Form 4 covering twelve transactions in 2004; David Lender did not timely file one report on Form 4 covering three transactions in 2004; Irving Levine did not timely file three reports on Form 4 covering six transactions, three transactions, two transactions, and one transaction respectively in 2004; Ault Glazer did not timely file two Form 4 reports covering twenty-two transactions, one transaction and twenty-one transactions respectively in 2004; Louis Glazer did not timely file one report on Form 3 covering three transactions in 2004; Lynne Silverstein did not timely file on report of Form 3 covering three transactions in 2004; Alice Campbell did not timely file one report on Form 3 covering two transactions and one report on Form 4 covering two transactions in 2004; Herbert Langsam did not timely file one report on Form 3 covering one transaction and one report on Form 4 covering two transactions in 2004; Lytle Brown did not timely file one report on Form 3 covering one transaction and one report on Form 4 covering two transactions in 2004; and Steven Bodnar and BCM each did not timely file one report on Form 3 covering two transactions in 2004.

Householding of Proxy Materials

      The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

      In connection with the Annual Meeting, a number of brokers with account holders who are the Company stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or contact the Company’s Corporate Secretary at 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401 or via phone at (310) 752-1416. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

No Dissenters' Rights

      Stockholders do not have the statutory right to dissent and obtain an appraisal of their shares under Delaware law in connection with the matters to be voted on at the Annual Meeting.

Periodic Reports

      The Company will furnish, without charge, a copy of the Company’s most recent annual report on Form 10-K and subsequent interim quarterly reports on Form 10-Q to any stockholder that requests a copy. Requests for the annual report should be directed to the Company’s Corporate Secretary at 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401, phone: (310) 752-1416.

Where You Can Find More Information About the Company

      The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

OTHER MATTERS

      The Board does not know of any other matters that may properly be brought, and which are likely to be brought, before the Annual Meeting. However, should other matters be properly brought before the Annual Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

2005 ANNUAL MEETING OF STOCKHOLDERS

General

      Any stockholder desiring to submit a proposal for action by the stockholders at the next annual meeting, tentatively scheduled for April 28, 2006, must submit such proposal in writing to the Company’s Corporate Secretary at 100 Wilshire Boulevard, Suite 1500, Santa Monica, California 90401, on or prior to December 5, 2005. The submission of a proposal does not guarantee the inclusion in the Company’s proxy statement or presentation at the 2006 annual meeting.

Discretionary Proxy Voting Authority/ Untimely Stockholder Proposals

      Rule 14a-4(c) promulgated under the Exchange Act, as amended, governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in the proxy statement. With respect to the Company’s 2006 annual meeting of stockholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company’s proxy statement by November 7, 2005, management proxies will be allowed to use their discretionary authority as indicated above. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

By Order of the Board of Directors

June 14, 2005	/s/ Milton “Todd” Ault III
Milton “Todd” Ault
Chairman and Chief Executive Officer

 PROXY
— COMMON STOCK

PATIENT SAFETY TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
JULY 15, 2005

    The undersigned hereby appoints Milton “Todd” Ault III and Lynne Silverstein, or either of them, as attorneys and proxies to vote all the shares of Common Stock, par value $0.33 per share, of Patient Safety Technologies, Inc. (the “Company”), which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of June 19, 2005, at the Company’s Annual Meeting of Stockholders, to be held at the Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401, on July 15, 2005 at 10:00 a.m., and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated on the reverse side.

     The shares represented hereby will be voted in accordance with the instructions contained on the reverse side. If no instructions are given the shares will be voted “FOR” the election of all of the nominees in items 1 and 2 and “FOR” item 3 below, each of said items being more fully described in the notice of meeting and accompanying proxy statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted “FOR” adjournment.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF THE CARD

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS DESCRIBED HEREIN.

Proposal No. 1
Approval of the election of Alice M. Campbell as a Class II Director to hold office for a three-year term expiring in 2008, or until her successor has been duly elected and qualified or until her earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 2
Approval of the election of Herbet Langsam as a Class II Director to hold office for a three-year term expiring in 2008, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 3
Approval of the ratification of the appointment by the Board of Directors of the Company of Rothstein, Kass & Company, P.C. to serve as independent auditors for the fiscal year ending December 31, 2005.

FOR	AGAINST	ABSTAIN
☐	☐	☐

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.
PLEASE DATE, SIGN AND MAIL PROXY CARD IN THE ENCLOSED ENVELOPE

Signature of Common Stockholder(s): __________________________     Dated: ______, 2005

Signature of Common Stockholder(s): __________________________     Dated: ______, 2005

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

Internet xxx Use the Internet to vote your proxy, Have your proxy card in hand when you access the web site	OR	Telephone xxx-xxx-xxxx Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope

PROXY
— PREFERRED STOCK

PATIENT SAFETY TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
JULY 15, 2005

     The undersigned hereby appoints Milton “Todd” Ault III and Lynne Silverstein, or either of them, as attorneys and proxies to vote all the shares of Preferred Stock, par value $.33 per share, of Franklin Capital Corporation (the “Company”), which are outstanding in the name of the undersigned and which the undersigned would be entitled to vote as of June 19, 2005, at the Company’s Annual Meeting of Stockholders, to be held at the Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California 90401 , on July 15, 2005 at 10:00 a.m., and at any or all adjournments or postponements thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as indicated on the reverse side.

     The shares represented hereby will be voted in accordance with the instructions contained on the reverse side. If no instructions are given the shares will be voted “FOR” the election of all of the nominees in items 1 and 2 and “FOR” item 3 below, each of said items being more fully described in the notice of meeting and accompanying proxy statement, receipt of which is hereby acknowledged. In the event of any proposed adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal listed below, shares will be voted “FOR” adjournment.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF THE CARD

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

Proposal No. 1
Approval of the election of Alice M. Campbell as a Class II Director to hold office for a three-year term expiring in 2008, or until her successor has been duly elected and qualified or until her earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 2
Approval of the election of Herbet Langsam as a Class II Director to hold office for a three-year term expiring in 2008, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal, in accordance with the Company’s bylaws, as amended.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No. 3
Approval of the ratification of the appointment by the Board of Directors of the Company of Rothstein, Kass & Company, P.C. to serve as independent auditors for the fiscal year ending December 31, 2005.

FOR	AGAINST	ABSTAIN
☐	☐	☐

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.
PLEASE DATE, SIGN AND MAIL PROXY CARD IN THE ENCLOSED ENVELOPE

Signature of Common Stockholder(s): __________________________     Dated: ______, 2005

Signature of Common Stockholder(s): __________________________     Dated: ______, 2005

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

Internet xxx Use the Internet to vote your proxy, Have your proxy card in hand when you access the web site	OR	Telephone xxx-xxx-xxxx Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope